EX-23
                        Consent of Independent Auditors

                                                                    Exhibit 23.1

                         CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in this Registration Statement on Form S-8, dated August 17, 2001, pertaining to the Fremont General Corporation 1997 Stock Plan of our report dated March 23, 2001, with respect to the consolidated financial statements and schedules of Fremont General Corporation and subsidiaries included in its Annual Report (Form 10-K) for the year ended December 31, 2000, filed with the Securities and Exchange Commission.


                                            ERNST & YOUNG LLP




Los Angeles, California
August 14, 2001




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